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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 12, 2004

                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                 1-2199
    (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)
          OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

           5075 WESTHEIMER, SUITE 890
                HOUSTON, TEXAS                          77056
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                    REGISTRANT'S TELEPHONE NUMBER, INCLUDING
                            AREA CODE: (713) 369-0550
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 12, 2004, the Registrant issued a press release relating to a private placement of its Common Stock completed on August 10, 2004, a copy of which is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired: None

         (b) Pro Forma Financial Information: None

         (c) Exhibits.

                99.1     Press Release dated August 12, 2004


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLIS-CHALMERS CORPORATION

                                                By: /s/ Munawar H. Hidayatallah
                                                    ---------------------------
                                                    Munawar H. Hidayatallah
                                                    Chief Executive
                                                    Officer and Chairman

Date: August 16, 2004

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Exhibit      Description
-------      -----------


 99.1    Press Release Dated August 12, 2004